The Cboe Vest Family of Funds

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
855.505.VEST (8378)

Cboe Vest Defined Distribution Strategy Fund
Class A Shares (VDDAX)
Class C Shares (VDDCX)
Class Y Shares (VDDYX)
Investor Class Shares (VDDLX)
Institutional Class Shares (VDDIX)

Supplement dated June 14, 2018

To the Prospectuses and Statement of Additional Information
of the Cboe Vest Defined Distribution Strategy Fund
dated February 28, 2018
(as supplemented from time to time)

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Important Notice Regarding Change in Investment Objective

The Board of Trustees of the World Funds Trust (the “Trust”) recently approved changes to the investment objective, investment strategies and name of the Cboe Vest Defined Distribution Strategy Fund (the “Fund”), a portfolio series of the Trust. Effective on or about August 15, 2018, the name of the Fund will be changed to the Cboe Vest Alternative Income Fund, the Fund’s principal investment strategies will be revised to reflect that the Fund is an index fund seeking to track the CBOE S&P 500® Market-Neutral Volatility Risk Premia Optimized Index, and the Fund’s investment objective will be changed from:

The Fund “seeks to generate consistent periodic distributions for shareholders while preserving capital over the long term.”

to a new investment objective:

The Fund “seeks to track the performance, before fees and expenses, of the CBOE S&P 500® Market-Neutral Volatility Risk Premia Optimized Index (the “SVRPO Index”).”

These changes require revisions to the Fund’s Prospectuses and Statement of Additional Information and are subject to review by the Securities and Exchange Commission. A revised Prospectus will be provided to you when the changes are effective.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE